Exhibit 99.5
                               MARM04-7mkt -- 1A1
UBS PAINEWEBBER

Balance   $43,193,000.00   Delay           24            WAC(1)   3.978043700    WAM(1)    359
Coupon    3.5316           Dated           07/01/2004    NET(1)   3.603044       WALA(1)   1
Settle    07/30/2004       First Payment   08/25/2004

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                            10 CPR, Calls       15 CPR, Calls       18 CPR, Calls       20 CPR, Calls
                Price         (Y,N,N,N,Y)         (Y,N,N,N,Y)         (Y,N,N,N,Y)         (Y,N,N,N,Y)
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                          Disc Margin BEQ     Disc Margin BEQ     Disc Margin BEQ     Disc Margin BEQ
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               101-20                 109                  99                  93                  89
               101-21                 109                  99                  92                  88
               101-22                 108                  98                  92                  87
               101-23                 108                  97                  91                  86
               101-24                 107                  97                  90                  85
               101-25                 107                  96                  89                  84
               101-26                 106                  95                  88                  84
               101-27                 106                  95                  88                  83
               101-28                 105                  94                  87                  82

                  WAL                7.60                5.35                4.49                4.03
     Principal Window       Aug04 - Nov25       Aug04 - Aug20       Aug04 - Apr18       Aug04 - Jan17
   Principal # Months                 256                 193                 165                 150

            LIBOR_1MO             1.36125             1.36125             1.36125             1.36125
            LIBOR_6MO              1.8975              1.8975              1.8975              1.8975
            LIBOR_1YR               2.385               2.385               2.385               2.385
              CMT_1YR                2.14                2.14                2.14                2.14
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                           Pricing, 25 CPR,       30 CPR, Calls       40 CPR, Calls       50 CPR, Calls
                Price     Calls (Y,N,N,N,Y)         (Y,N,N,N,Y)         (Y,N,N,N,Y)         (Y,N,N,N,Y)
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                            Disc Margin BEQ     Disc Margin BEQ     Disc Margin BEQ     Disc Margin BEQ
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               101-20                    77                  64                  35                  -0
               101-21                    76                  63                  33                  -2
               101-22                    75                  61                  31                  -5
               101-23                    74                  60                  29                  -7
               101-24                    73                  59                  27                 -10
               101-25                    72                  57                  26                 -12
               101-26                    71                  56                  24                 -14
               101-27                    69                  55                  22                 -17
               101-28                    68                  54                  20                 -19

                  WAL                  3.17                2.56                1.79                1.33
     Principal Window         Aug04 - Jul14       Aug04 - Sep12       Aug04 - May10       Aug04 - Nov08
   Principal # Months                   120                  98                  70                  52

            LIBOR_1MO               1.36125             1.36125             1.36125             1.36125
            LIBOR_6MO                1.8975              1.8975              1.8975              1.8975
            LIBOR_1YR                 2.385               2.385               2.385               2.385
              CMT_1YR                  2.14                2.14                2.14                2.14
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